# IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: G.H.V. Regrigeration Inc.

Debtor

CASE NO. 2:13-BK-16131 (MCW)

**INVESTMENT ENTITY MONTHLY REPORT**

MONTH OF April 2014

DATE PETITION FILED: 9/16/2013

TAX PAYER ID NO. : 95-3994512

Nature of Debtor's Investments: Entity previously held IP assets that were sold in October 2013

DATE DISCLOSURE STATEMENT FILED: ______ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED: ______ TO BE FILED X

**I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE**

**RESPONSIBLE PARTY:**

/Susie Herrmann/
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

CFO
TITLE

Susie Herrmann
PRINTED NAME OF RESPONSIBLE PARTY

6/9/2014
DATE

**PREPARER:**

______
ORIGINAL SIGNATURE OF PREPARER

______
TITLE

______
PRINTED NAME OF PREPARER

______
DATE

**PERSON TO CONTACT REGARDING THIS REPORT:** Susie Herrmann, CFO

PHONE NUMBER: 602-686-6270

ADDRESS: P.O. Box 20336, Phoenix, AZ 85036-0336

**FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE**

**Case Number: 2:13-BK-16131 (MCW)**

# CURRENT MONTH'S
# RECEIPTS AND DISBURSEMENTS

| | General Account | Other | Other | Total |
|---|---|---|---|---|
| | # | # | # | |
| Balance at Beginning of Period | | | | |

| RECEIPTS | | | | |
|---|---|---|---|---|
| Loans and Advances | | | | |
| Capital Investments | | | | |
| Sale of Assets | | | | |
| Transfers from Other DIP Accounts | | | | |
| Interest | | | | |
| Other (attach list) | | | | |
| | | | | |
| **TOTAL RECEIPTS** | | | | |

| DISBURSEMENTS | | | | |
|---|---|---|---|---|
| Business - Ordinary Operations | | | | |
| Pre-Petition Debt | | | | |
| Transfers to Other DIP Accounts | | | | |
| Other (attach list) | | | | |
| | | | | |
| **Reorganization Expenses:** | | | | |
| Attorney Fees | | | | |
| Accountant Fees | | | | |
| Other Professional Fees | | | | |
| U. S. Trustee Quarterly Fee | | | | |
| Court Costs | | | | |
| | | | | |
| **TOTAL DISBURSEMENTS** | | | | |

| | | | | |
|---|---|---|---|---|
| Balance at End of Month * | | | | |

*Information provided above should reconcile with balance sheet and income statement amounts

| DISBURSEMENTS FOR CALCULATING QUARTERLY FEES: | |
|---|---|
| Total Disbursements From Above | |
| Less: Transfers to Other DIP Accounts | |
| Plus: Estate Disbursements Made by Outside Sources (payment from escrow; 2-party check; etc.) | |
| Total Disbursements for Calculating Quarterly Fees | |

Case Number: 2:13-BK-16131 (MCW)

# CASE STATUS

## QUESTIONAIRE

| | YES | NO |
|---|---|---|
| 1. Have any assets been sold or transferred during this reporting period? | | X |
| 2. Have you made any payments to an attorney or accountant this month? | | X |
| 3. Have any payments been made on prepetition liabilities during this reporting period? | | X |
| 4. Have any post-petition loans been received by the debtor(s) from any party? | | X |
| 5. Have any insurance policies or coverages expired? | | X |
| 6. Are any post-petition real estate taxes past due? | | X |
| 7. Have any pre-petition taxes been paid during this reporting period? | | X |
| 8. Do you expect any significant income changes within the next 90 days? | | X |
| 9. Are any U. S. Trustee quarterly fees delinquent? | | X |

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

What progress has been made, during the reporting period, towards reorganinzing your estate ?

No assets or operations. Winding down the entity.

Case Number: 2:13-BK-16131 (MCW)

# INVESTMENT STATUS

Please list each investment separately. In each description, include the name of the investment if it is a partnership, joint venture, stock in a corporation, etc. If the investment is real property, provide a description and an address.

| INVESTMENT | SECURED CREDITOR | ORIGINAL LOAN BALANCE | SCHEDULED LOAN BALANCE |
|---|---|---|---|
| 1 Description of Investment | | | |
| Acquisition Date: | | | |
| Acquisition Cost: | If real property, is it listed for sale? Yes _____ No _____ | | |
| Scheduled Value: | Amount of listing: $ | | |
| 2 Description of Investment | | | |
| Acquisition Date: | | | |
| Acquisition Cost: | If real property, is it listed for sale? Yes _____ No _____ | | |
| Scheduled Value: | Amount of listing: $ | | |
| 3 Description of Investment | | | |
| Acquisition Date: | | | |
| Acquisition Cost: | If real property, is it listed for sale? Yes _____ No _____ | | |
| Scheduled Value: | Amount of listing: $ | | |
| 4 Description of Investment | | | |
| Acquisition Date: | | | |
| Acquisition Cost: | If real property, is it listed for sale? Yes _____ No _____ | | |
| Scheduled Value: | Amount of listing: $ | | |

Case Number: 2:13-BK-16131 (MCW)

# DISBURSEMENT DETAIL

*please attach copies of bank statements*

**Month:** ____________
**Account #** ____________

**Bank Name** ____________

| Cash/Electronic Disbursements | | | |
|---|---|---|---|
| Date | Payee | Purpose | Amount |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | Total Cash/Electronic Disbursements | |

| CHECKS ISSUED | | | | |
|---|---|---|---|---|
| Check Number | Date | Payee | Purpose | Amount |
| | | | | |
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| **Total checks listed on this page** | | | | |
| **Total checks listed on continuation pages** | | | | |

| | |
|---|---|
| TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements) | |